Exhibit 10.9

Annual Incentive Compensation Plan

AWARD LETTER FOR 2012 – EXECUTIVE

President and Chief Executive Officer

To: From: Re:	Executive Participants in the Annual Incentive Compensation Plan for 2012 Bryan Delong, Director of Human Resources and Administrative Services Executive Performance Award for 2012

You are receiving this Award Letter because you have been selected by the board of directors to be a Participant in the Bank’s Annual Incentive Plan (the “Plan”) at the Executive level. This Award Letter describes your Performance Award for 2012. Capitalized terms that are used but not defined in this Award Letter will have the meanings given to them in the Plan. In addition, this Award Letter is subject to the Plan in all respects. In the event of any inconsistency between this Award Letter and the Plan, the Plan will control.

You should read this Award Letter carefully. If you have any questions, please contact the human resources department.

A.  Executive Performance Measures for 2012

1. Risk Management: Examination Performance (10% Weight)

The Bank will effectively manage a range of risks in 2012. The performance measures are as follows:

Threshold	No unsafe or unsound practice or condition and no repeat findings on matters requiring board attention*.
Target	Develop action plans related to findings within 60 days of board presentation of report of examination.
Maximum	No decline in composite examination rating and develop action plans related to findings within 60 days of board presentation of report of examination**.

*Matters requiring board attention include items noted as unsafe or unsound practice or conditions, violations, or weaknesses. Items noted as recommendations or referrals are excluded from this list.

**Performance level was established with the understanding that the FHFA will introduce a revised examination rating scale during 2012. This change is expected to make year-over-year comparions, and achivement of maximum performance, more challenging.

2. Risk Management: Return on Equity as a Spread to 3-Month LIBOR (40% Weight)

The Bank will achieve target ROE spread to 3-month LIBOR. ROE Spread to LIBOR measured as the spread between GAAP ROE and 3-month LIBOR excluding the impact of OTTI, with a sliding scale to recognize changes in spread and net income due to changes in 3-month LIBOR. The board of directors may reduce incentive awards for this goal by as much as 100% if the GAAP ROE spread to LIBOR including OTTI is less than 150 bps. Spreads will increase by 25 bps if average leverage ratio is greater than 22 times. If LIBOR index is not available, management will present a recommendation for a successor index and associated spreads. The performance measures are as follows:

	3-Month LIBOR < .75%	3-Month LIBOR = to or > .75%
GAAP ROE spread to 3-month LIBOR
Threshold	300 bps	275 bps
Target	325 bps	300 bps
Maximum	350 bps	325 bps

3. Risk Management: Market Value of Equity (20% Weight)

The Bank will produce the following MVE/Capital Stock ratios during 2012. The 5 year swap rate as of December 30, 2011, was 1.22%.

	5 Year Swap Rate < 1.00%	5 Year Swap Rate 1.01% to 1.50%	5 Year Swap Rate > 1.50%
Threshold	>105	>105	>105
Target	>109	>108	>107
Maximum	>111	>110	>109

4. Housing Mission: Disbursement of Affordable Housing Funds (15% Weight)

The Bank will disburse the 2012 Affordable Housing Program (AHP) allocation according to the following schedule:

Threshold	Document commitment of full 10% of AHP allocation by December 31, 2012.
Target	Document commitment of full 10% of AHP allocation by December 31, 2012, and document commitment of at least 50% of returned funds received through September 30, 2012, by December 31, 2012.
Maximum	Document commitment of full 10% of AHP allocation by December 31, 2012, and document commitment of at least 75% of returned funds received through September 30, 2012, by December 31, 2012.

5. Shareholder Focus: Trusted Advisor (15% Weight)

The Bank will increase the average number of products and services utilized by shareholders during 2012 as follows:

Threshold	Increase average product utilization by 6%.
Target	Increase average product utilization by 10%.
Maximum	Increase average product utilization by 14%.

Performance is calculated as a ratio where the numerator represents total number of discrete product and service utilizations and the denominator represents the eligible shareholder universe. Eligible products and services include advances, letters of credit, safekeeping services, CIS programs, and shareholder educational events. The final universe of eligible shareholders with credit scores 1-9 will be frozen as of December 31, 2012, and will utilize the most recent credit scores available. New members joining prior to July 1, 2012, will be added to the universe. In the case of mergers, dissolutions, downgrades to credit score 10, withdrawals from membership and requests for membership withdrawals, the disappearing/downgraded shareholder will be removed from the universe unless the shareholder utilized a product or service prior to the status change.

B.  Executive Base Award Opportunities

Your Base Award Opportunity will correspond to the percentage of your Actual Earnings for 2012, as set forth below:

	Threshold	Target	Maximum
President and Chief Executive Officer	32%	64%	96%

C.  Determination and Payment of Earned Award

The Committee will evaluate 2012 performance against the Performance Measures above and determine your Earned Award based on that performance and your Base Award Opportunity.

Subject to Section D below, your Earned Award for 2012, if any, will be divided into a “Current 2012 Incentive” and a “Deferred 2012 Incentive” as follows:

Payment	Description
Current 2012 Incentive	50% of Earned Award for 2012
Deferred 2012 Incentive	50% of Earned Award for 2012

Current 2012 Incentive. Your Current 2012 Incentive will be paid promptly after it has been determined (but in no event later than March 15, 2013).

Deferred 2012 Incentive. Your Deferred 2012 Incentive will be deferred and paid, together with positive or negative returns as described in the following paragraph, on the following schedule:

Payment Year(1)	Payment
2014	1/3 of balance (+/- 1-year return)
2015	1/2 of balance (+/- 2-year return)
2016	All remaining balance (+/- 3-year return)
(1) Payment will be made no later than March 15 in the year indicated.

Return on Deferred 2012 Incentive. The balance of your unpaid Deferred 2012 Incentive will earn an annual rate of return (which may be positive or negative) for each full calendar year of deferral during 2013, 2014, and 2015 equal to the Bank’s return on equity for the applicable year, as determined for financial statement reporting purposes in accordance with GAAP.

Condition to Payment of Deferred 2012 Incentive. Without limitation on Sections 8.1 or 8.2 of the Plan, it is intended to be a condition to payment of your Deferred 2012 Incentive that the Bank have the financial capacity to repurchase excess stock. The board has established the governing measures listed below when considering the Bank’s financial capacity to repurchase excess stock.

Measure	Requirement

Retained Earnings	Greater than $600 million
MVE/par value of capital stock	Greater than or equal to 100%
Capital to asset ratio	Greater than or equal to 4.75%
Net income	Positive GAAP quarterly net income

Accordingly, if as of the time any payment of your Deferred 2012 Incentive would otherwise be due under this Award Letter, the board has made the good faith determination that the Bank does not have such capacity (or earlier determination of the same remains unchanged), the board may, in its sole discretion, elect to reduce or eliminate that payment of your Deferred 2012 Incentive.

D.  Termination of Employment and Other Terms and Conditions

Forfeiture on Termination. Except as expressly set forth below, if your employment with the Bank terminates for any reason before you have received payment of all of your Earned Award for 2012, you will forfeit all remaining payments (including, for the avoidance of doubt, any unpaid Deferred 2012 Incentive).

Death, Disability, and Permanent Retirement. If you die, become Disabled or Retire, in each case as determined by the Committee in good faith, you will be eligible to receive payments under this Award Letter as follows.

1.	If you die, become Disabled or Retire during 2012, you will receive a prorated Earned Award for 2012 as soon as practicable in 2013 after it has been determined (but in no event later than March 15, 2013). In this case, your prorated Earned Award for 2012 will not be subject to deferral beyond that time.

2.	If you die, become Disabled or Retire in 2013 or a later year, you will receive (a) your Current 2012 Incentive as scheduled and (b) a lump sum payment of your unpaid Deferred 2012 Incentive, together with returns through the most recent date of determination, including the Board’s good faith estimates if applicable, as soon as practicable (but in no event later than 60 days thereafter or, if earlier, the originally scheduled time).

For purposes of this Award, the following terms will have the meanings indicated. “Disabled” means you are, by reason of any medically determined physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, either unable to engage in any substantial gainful activity or receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Bank. “Retire” means you retire from employment with a combination of age and years of service to the Bank totaling at least 70.

Other Terms and Conditions. Payment of your Earned Award for 2012, if any, is subject in all respects to the provisions of the Plan, including those describing circumstances in which an Earned Award otherwise determined based on performance may be reduced or eliminated in the discretion of the Committee or the Board.

No Effect on Future Awards. This Award Letter is applicable only to your Award for 2012. Awards under the Plan for any future year will be subject to the terms of a different Award Letter, not this Award Letter, unless the Bank specifically provides otherwise.

Annual Incentive Compensation Plan

AWARD LETTER FOR 2012 – EXECUTIVE

Executive Vice President

To: From: Re:	Executive Participants in the Annual Incentive Compensation Plan for 2012 Bryan Delong, Director of Human Resources and Administrative Services Executive Performance Award for 2012

You are receiving this Award Letter because you have been selected by the board of directors to be a Participant in the Bank’s Annual Incentive Plan (the “Plan”) at the Executive level. This Award Letter describes your Performance Award for 2012. Capitalized terms that are used but not defined in this Award Letter will have the meanings given to them in the Plan. In addition, this Award Letter is subject to the Plan in all respects. In the event of any inconsistency between this Award Letter and the Plan, the Plan will control.

You should read this Award Letter carefully. If you have any questions, please contact the human resources department.

A.  Executive Performance Measures for 2012

1. Risk Management: Examination Performance (10% Weight)

The Bank will effectively manage a range of risks in 2012. The performance measures are as follows:

Threshold	No unsafe or unsound practice or condition and no repeat findings on matters requiring board attention*.
Target	Develop action plans related to findings within 60 days of board presentation of report of examination.
Maximum	No decline in composite examination rating and develop action plans related to findings within 60 days of board presentation of report of examination**.

*Matters requiring board attention include items noted as unsafe or unsound practice or conditions, violations, or weaknesses. Items noted as recommendations or referrals are excluded from this list.

**Performance level was established with the understanding that the FHFA will introduce a revised examination rating scale during 2012. This change is expected to make year-over-year comparions, and achivement of maximum performance, more challenging.

2. Risk Management: Return on Equity as a Spread to 3-Month LIBOR (40% Weight)

The Bank will achieve target ROE spread to 3-month LIBOR. ROE Spread to LIBOR measured as the spread between GAAP ROE and 3-month LIBOR excluding the impact of OTTI, with a sliding scale to recognize changes in spread and net income due to changes in 3-month LIBOR. The board of directors may reduce incentive awards for this goal by as much as 100% if the GAAP ROE spread to LIBOR including OTTI is less than 150 bps. Spreads will increase by 25 bps if average leverage ratio is greater than 22 times. If LIBOR index is not available, management will present a recommendation for a successor index and associated spreads. The performance measures are as follows:

	3-Month LIBOR < .75%	3-Month LIBOR = to or > .75%
GAAP ROE spread to 3-month LIBOR
Threshold	300 bps	275 bps
Target	325 bps	300 bps
Maximum	350 bps	325 bps

3. Risk Management: Market Value of Equity (20% Weight)

The Bank will produce the following MVE/Capital Stock ratios during 2012. The 5 year swap rate as of December 30, 2011, was 1.22%.

	5 Year Swap Rate < 1.00%	5 Year Swap Rate 1.01% to 1.50%	5 Year Swap Rate > 1.50%
Threshold	>105	>105	>105
Target	>109	>108	>107
Maximum	>111	>110	>109

4. Housing Mission: Disbursement of Affordable Housing Funds (15% Weight)

The Bank will disburse the 2012 Affordable Housing Program (AHP) allocation according to the following schedule:

Threshold	Document commitment of full 10% of AHP allocation by December 31, 2012.
Target	Document commitment of full 10% of AHP allocation by December 31, 2012, and document commitment of at least 50% of returned funds received through September 30, 2012, by December 31, 2012.
Maximum	Document commitment of full 10% of AHP allocation by December 31, 2012, and document commitment of at least 75% of returned funds received through September 30, 2012, by December 31, 2012.

5. Shareholder Focus: Trusted Advisor (15% Weight)

The Bank will increase the average number of products and services utilized by shareholders during 2012 as follows:

Threshold	Increase average product utilization by 6%.
Target	Increase average product utilization by 10%.
Maximum	Increase average product utilization by 14%.

Performance is calculated as a ratio where the numerator represents total number of discrete product and service utilizations and the denominator represents the eligible shareholder universe. Eligible products and services include advances, letters of credit, safekeeping services, CIS programs, and shareholder educational events. The final universe of eligible shareholders with credit scores 1-9 will be frozen as of December 31, 2012, and will utilize the most recent credit scores available. New members joining prior to July 1, 2012, will be added to the universe. In the case of mergers, dissolutions, downgrades to credit score 10, withdrawals from membership and requests for membership withdrawals, the disappearing/downgraded shareholder will be removed from the universe unless the shareholder utilized a product or service prior to the status change.

B.  Executive Base Award Opportunities

Your Base Award Opportunity will correspond to the percentage of your Actual Earnings for 2012, as set forth below:

	Threshold	Target	Maximum
Executive Vice President	25%	50%	75%

C.  Determination and Payment of Earned Award

The Committee will evaluate 2012 performance against the Performance Measures above and determine your Earned Award based on that performance and your Base Award Opportunity.

Subject to Section D below, your Earned Award for 2012, if any, will be divided into a “Current 2012 Incentive” and a “Deferred 2012 Incentive” as follows:

Payment	Description
Current 2012 Incentive	50% of Earned Award for 2012
Deferred 2012 Incentive	50% of Earned Award for 2012

Current 2012 Incentive. Your Current 2012 Incentive will be paid promptly after it has been determined (but in no event later than March 15, 2013).

Deferred 2012 Incentive. Your Deferred 2012 Incentive will be deferred and paid, together with positive or negative returns as described in the following paragraph, on the following schedule:

Payment Year(1)	Payment
2014	1/3 of balance (+/- 1-year return)
2015	1/2 of balance (+/- 2-year return)
2016	All remaining balance (+/- 3-year return)
(1) Payment will be made no later than March 15 in the year indicated.

Return on Deferred 2012 Incentive. The balance of your unpaid Deferred 2012 Incentive will earn an annual rate of return (which may be positive or negative) for each full calendar year of deferral during 2013, 2014, and 2015 equal to the Bank’s return on equity for the applicable year, as determined for financial statement reporting purposes in accordance with GAAP.

Condition to Payment of Deferred 2012 Incentive. Without limitation on Sections 8.1 or 8.2 of the Plan, it is intended to be a condition to payment of your Deferred 2012 Incentive that the Bank have the financial capacity to repurchase excess stock. The board has established the governing measures listed below when considering the Bank’s financial capacity to repurchase excess stock.

Measure	Requirement
Retained Earnings	Greater than $600 million
MVE/par value of capital stock	Greater than or equal to 100%
Capital to asset ratio	Greater than or equal to 4.75%
Net income	Positive GAAP quarterly net income

Accordingly, if as of the time any payment of your Deferred 2012 Incentive would otherwise be due under this Award Letter, the board has made the good faith determination that the Bank does not have such capacity (or earlier determination of the same remains unchanged), the board may, in its sole discretion, elect to reduce or eliminate that payment of your Deferred 2012 Incentive.

D.  Termination of Employment and Other Terms and Conditions

Forfeiture on Termination. Except as expressly set forth below, if your employment with the Bank terminates for any reason before you have received payment of all of your Earned Award for 2012, you will forfeit all remaining payments (including, for the avoidance of doubt, any unpaid Deferred 2012 Incentive).

Death, Disability, and Permanent Retirement. If you die, become Disabled or Retire, in each case as determined by the Committee in good faith, you will be eligible to receive payments under this Award Letter as follows.

1.	If you die, become Disabled or Retire during 2012, you will receive a prorated Earned Award for 2012 as soon as practicable in 2013 after it has been determined (but in no event later than March 15, 2013). In this case, your prorated Earned Award for 2012 will not be subject to deferral beyond that time.

2.	If you die, become Disabled or Retire in 2013 or a later year, you will receive (a) your Current 2012 Incentive as scheduled and (b) a lump sum payment of your unpaid Deferred 2012 Incentive, together with returns through the most recent date of determination, including the Board’s good faith estimates if applicable, as soon as practicable (but in no event later than 60 days thereafter or, if earlier, the originally scheduled time).

For purposes of this Award, the following terms will have the meanings indicated. “Disabled” means you are, by reason of any medically determined physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, either unable to engage in any substantial gainful activity or receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Bank. “Retire” means you retire from employment with a combination of age and years of service to the Bank totaling at least 70.

Other Terms and Conditions. Payment of your Earned Award for 2012, if any, is subject in all respects to the provisions of the Plan, including those describing circumstances in which an Earned Award otherwise determined based on performance may be reduced or eliminated in the discretion of the Committee or the Board.

No Effect on Future Awards. This Award Letter is applicable only to your Award for 2012. Awards under the Plan for any future year will be subject to the terms of a different Award Letter, not this Award Letter, unless the Bank specifically provides otherwise.

Annual Incentive Compensation Plan

AWARD LETTER FOR 2012 – EXECUTIVE

Executive Management Committee – Senior Vice President

To: From: Re:	Executive Participants in the Annual Incentive Compensation Plan for 2012 Bryan Delong, Director of Human Resources and Administrative Services Executive Performance Award for 2012

You are receiving this Award Letter because you have been selected by the board of directors to be a Participant in the Bank’s Annual Incentive Plan (the “Plan”) at the Executive level. This Award Letter describes your Performance Award for 2012. Capitalized terms that are used but not defined in this Award Letter will have the meanings given to them in the Plan. In addition, this Award Letter is subject to the Plan in all respects. In the event of any inconsistency between this Award Letter and the Plan, the Plan will control.

You should read this Award Letter carefully. If you have any questions, please contact the human resources department.

A.  Executive Performance Measures for 2012

1. Risk Management: Examination Performance (10% Weight)

The Bank will effectively manage a range of risks in 2012. The performance measures are as follows:

Threshold	No unsafe or unsound practice or condition and no repeat findings on matters requiring board attention*.
Target	Develop action plans related to findings within 60 days of board presentation of report of examination.
Maximum	No decline in composite examination rating and develop action plans related to findings within 60 days of board presentation of report of examination**.

*Matters requiring board attention include items noted as unsafe or unsound practice or conditions, violations, or weaknesses. Items noted as recommendations or referrals are excluded from this list.

**Performance level was established with the understanding that the FHFA will introduce a revised examination rating scale during 2012. This change is expected to make year-over-year comparions, and achivement of maximum performance, more challenging.

2. Risk Management: Return on Equity as a Spread to 3-Month LIBOR (40% Weight)

The Bank will achieve target ROE spread to 3-month LIBOR. ROE Spread to LIBOR measured as the spread between GAAP ROE and 3-month LIBOR excluding the impact of OTTI, with a sliding scale to recognize changes in spread and net income due to changes in 3-month LIBOR. The board of directors may reduce incentive awards for this goal by as much as 100% if the GAAP ROE spread to LIBOR including OTTI is less than 150 bps. Spreads will increase by 25 bps if average leverage ratio is greater than 22 times. If LIBOR index is not available, management will present a recommendation for a successor index and associated spreads. The performance measures are as follows:

	3-Month LIBOR < .75%	3-Month LIBOR = to or > .75%
GAAP ROE spread to 3-month LIBOR
Threshold	300 bps	275 bps
Target	325 bps	300 bps
Maximum	350 bps	325 bps

3. Risk Management: Market Value of Equity (20% Weight)

The Bank will produce the following MVE/Capital Stock ratios during 2012. The 5 year swap rate as of December 30, 2011, was 1.22%.

	5 Year Swap Rate < 1.00%	5 Year Swap Rate 1.01% to 1.50%	5 Year Swap Rate > 1.50%
Threshold	>105	>105	>105
Target	>109	>108	>107
Maximum	>111	>110	>109

4. Housing Mission: Disbursement of Affordable Housing Funds (15% Weight)

The Bank will disburse the 2012 Affordable Housing Program (AHP) allocation according to the following schedule:

Threshold	Document commitment of full 10% of AHP allocation by December 31, 2012.
Target	Document commitment of full 10% of AHP allocation by December 31, 2012, and document commitment of at least 50% of returned funds received through September 30, 2012, by December 31, 2012.
Maximum	Document commitment of full 10% of AHP allocation by December 31, 2012, and document commitment of at least 75% of returned funds received through September 30, 2012, by December 31, 2012.

5. Shareholder Focus: Trusted Advisor (15% Weight)

The Bank will increase the average number of products and services utilized by shareholders during 2012 as follows:

Threshold	Increase average product utilization by 6%.
Target	Increase average product utilization by 10%.
Maximum	Increase average product utilization by 14%.

Performance is calculated as a ratio where the numerator represents total number of discrete product and service utilizations and the denominator represents the eligible shareholder universe. Eligible products and services include advances, letters of credit, safekeeping services, CIS programs, and shareholder educational events. The final universe of eligible shareholders with credit scores 1-9 will be frozen as of December 31, 2012, and will utilize the most recent credit scores available. New members joining prior to July 1, 2012, will be added to the universe. In the case of mergers, dissolutions, downgrades to credit score 10, withdrawals from membership and requests for membership withdrawals, the disappearing/downgraded shareholder will be removed from the universe unless the shareholder utilized a product or service prior to the status change.

B.  Executive Base Award Opportunities

Your Base Award Opportunity will correspond to the percentage of your Actual Earnings for 2012, as set forth below:

	Threshold	Target	Maximum
Senior Vice President	22%	43%	65%

C.  Determination and Payment of Earned Award

The Committee will evaluate 2012 performance against the Performance Measures above and determine your Earned Award based on that performance and your Base Award Opportunity.

Subject to Section D below, your Earned Award for 2012, if any, will be divided into a “Current 2012 Incentive” and a “Deferred 2012 Incentive” as follows:

Payment	Description
Current 2012 Incentive	50% of Earned Award for 2012
Deferred 2012 Incentive	50% of Earned Award for 2012

Current 2012 Incentive. Your Current 2012 Incentive will be paid promptly after it has been determined (but in no event later than March 15, 2013).

Deferred 2012 Incentive. Your Deferred 2012 Incentive will be deferred and paid, together with positive or negative returns as described in the following paragraph, on the following schedule:

Payment Year(1)	Payment
2014	1/3 of balance (+/- 1-year return)
2015	1/2 of balance (+/- 2-year return)
2016	All remaining balance (+/- 3-year return)
(1) Payment will be made no later than March 15 in the year indicated.

Return on Deferred 2012 Incentive. The balance of your unpaid Deferred 2012 Incentive will earn an annual rate of return (which may be positive or negative) for each full calendar year of deferral during 2013, 2014, and 2015 equal to the Bank’s return on equity for the applicable year, as determined for financial statement reporting purposes in accordance with GAAP.

Condition to Payment of Deferred 2012 Incentive. Without limitation on Sections 8.1 or 8.2 of the Plan, it is intended to be a condition to payment of your Deferred 2012 Incentive that the Bank have the financial capacity to repurchase excess stock. The board has established the governing measures listed below when considering the Bank’s financial capacity to repurchase excess stock.

Measure	Requirement
Retained Earnings	Greater than $600 million
MVE/par value of capital stock	Greater than or equal to 100%
Capital to asset ratio	Greater than or equal to 4.75%
Net income	Positive GAAP quarterly net income

Accordingly, if as of the time any payment of your Deferred 2012 Incentive would otherwise be due under this Award Letter, the board has made the good faith determination that the Bank does not have such capacity (or earlier determination of the same remains unchanged), the board may, in its sole discretion, elect to reduce or eliminate that payment of your Deferred 2012 Incentive.

D.  Termination of Employment and Other Terms and Conditions

Forfeiture on Termination. Except as expressly set forth below, if your employment with the Bank terminates for any reason before you have received payment of all of your Earned Award for 2012, you will forfeit all remaining payments (including, for the avoidance of doubt, any unpaid Deferred 2012 Incentive).

Death, Disability, and Permanent Retirement. If you die, become Disabled or Retire, in each case as determined by the Committee in good faith, you will be eligible to receive payments under this Award Letter as follows.

1.	If you die, become Disabled or Retire during 2012, you will receive a prorated Earned Award for 2012 as soon as practicable in 2013 after it has been determined (but in no event later than March 15, 2013). In this case, your prorated Earned Award for 2012 will not be subject to deferral beyond that time.

2.	If you die, become Disabled or Retire in 2013 or a later year, you will receive (a) your Current 2012 Incentive as scheduled and (b) a lump sum payment of your unpaid Deferred 2012 Incentive, together with returns through the most recent date of determination, including the Board’s good faith estimates if applicable, as soon as practicable (but in no event later than 60 days thereafter or, if earlier, the originally scheduled time).

For purposes of this Award, the following terms will have the meanings indicated. “Disabled” means you are, by reason of any medically determined physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, either unable to engage in any substantial gainful activity or receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Bank. “Retire” means you retire from employment with a combination of age and years of service to the Bank totaling at least 70.

Other Terms and Conditions. Payment of your Earned Award for 2012, if any, is subject in all respects to the provisions of the Plan, including those describing circumstances in which an Earned Award otherwise determined based on performance may be reduced or eliminated in the discretion of the Committee or the Board.

No Effect on Future Awards. This Award Letter is applicable only to your Award for 2012. Awards under the Plan for any future year will be subject to the terms of a different Award Letter, not this Award Letter, unless the Bank specifically provides otherwise.

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